                            OPPENHEIMER GROWTH FUND
                  Supplement dated September 30, 2004 to the
                      Prospectus dated October 23, 2003

1. This  supplement is in addition to the  supplement  dated July 6, 2004. The supplements dated June 1, 2004 and February 13, 2004, are withdrawn.

2. The  section  titled  Portfolio  Manager  on page 11 of the  Prospectus  is deleted in its entirety and replaced with the following:

      Portfolio Manager.  Effective June 1, 2004, the portfolio manager of the
      Fund is David Poiesz,  who is the person  primarily  responsible for the day-to-day  management  of the Fund's  portfolio.  Mr.  Poiesz is a Vice
      President  of the Fund  and a  Senior  Vice  President  of the  Manager.
      Prior to joining the Manager,  Mr. Poiesz was a senior portfolio manager at  Merrill  Lynch  from 2002 to 2004.  In  addition,  Mr.  Poiesz was a founding partner of RiverRock,  a tech-oriented  hedge fund from 1999 to
      2001 and portfolio manager at Jennison Associates from 1992-1999.

3. The  following  new section  should be added after the section  titled "HOW
THE FUND IS MANAGED - Advisory Fees" on page 11:

      PENDING   LITIGATION.   Six  law  suits  have  been  filed  as  putative
      derivative  and class  actions  against the Fund's  investment  Manager,
      Distributor  and  Transfer  Agent of the Fund,  some of the  Oppenheimer funds,  including  the Fund,  and Directors or Trustees of some of those funds.  The complaints  allege that the Manager  charged  excessive fees for  distribution  and other costs,  improperly used assets of the funds in the form of  directed  brokerage  commissions  and 12b-1  fees to pay brokers to promote sales of  Oppenheimer  funds,  and failed to properly disclose  the use of fund assets to make those  payments in violation of the Investment Company Act and the Investment  Advisers Act of 1940. The
      complaints  further allege that by permitting  and/or  participating  in those actions,  the defendant  Directors breached their fiduciary duties to fund  shareholders  under the  Investment  Company  Act and at common law.  Those law suits were filed on August 31, 2004,  September 3, 2004,
      September 14, 2004,  September 14, 2004 September 21, 2004 and September
      22, 2004,  respectively,  in the U. S.  District  Court for the Southern
      District of New York. The complaints seek  unspecified  compensatory and
      punitive  damages,   rescission  of  the  funds'   investment   advisory
      agreements,  an accounting of all fees paid,  and an award of attorneys'
      fees and litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law  suits  to  be  without  merit,  and  intend  to  defend  the  suits vigorously.  The Manager  and the  Distributor  do not believe  that the pending  actions  are  likely to have a material  adverse  effect on the
      Fund  or  on  their  ability  to  perform  their  respective  investment advisory or distribution agreements with the Fund.

September 30, 2004                                          PS270.026